Exhibit 99.2

Press Information 2211 H. H. Dow Way Midland, MI 48674 dow.com

Dow outlines investment plans to deliver >$3B of additional underlying EBITDA growth with clear path to zero-carbon emissions

●	Growth projects further solidify leadership positions, designed to capture demand and value growth in key-end market verticals growing above GDP
●	Accelerates path to zero-carbon emissions across global asset base
●	EBITDA growth and carbon targets to be achieved while maintaining CapEx within D&A levels across the cycle

MIDLAND, Mich. – October 6, 2021 – Dow (NYSE: DOW) at its 2021 Investor Day today announced plans to deliver additional underlying EBITDA growth of more than $3 billion while keeping capital expenditures at or below depreciation and amortization (D&A) levels across the cycle. The investments will also advance Dow’s circular and low-carbon offerings across its portfolio, driving the company toward zero-carbon emissions across its global asset base.

Near-term capital and operating growth investments are expected to generate approximately $2 billion of additional EBITDA, and a new net-zero carbon emissions ethylene and derivatives complex is expected to deliver approximately $1 billion of EBITDA per year by 2030.

In-flight actions will also contribute to Dow’s earnings and cash flow growth potential, including Dow’s previously committed advancements in digitalization capabilities across the enterprise, which are expected to deliver $300 million of EBITDA by year-end 2025, and the Company’s stated restructuring target of $300 million of run-rate EBITDA, which it is on track to deliver by the end of 2021.

The projects will enable the Company to meet continued demand growth for higher-margin, higher-growth products while leveraging Dow’s global scale to penetrate deeper into attractive end-market verticals expected to continue to grow well above GDP, including packaging, infrastructure, consumer and mobility.

“Our near- and mid-term investments will deliver substantial additional earnings and cash flow upside, further enable us to grow with our customers in attractive end-markets, and set the stage for our transition to zero-carbon emissions across our global operations,” said Jim Fitterling, chairman and CEO. “Our global scale, differentiated product portfolio, low-cost position and advantaged feedstock flexibility collectively position us well to both decarbonize and grow, creating value for all our stakeholders.”

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Capital and operating growth investments include:

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Packaging & Specialty Plastics: incremental capacity expansions in polyethylene and functional polymers; further enhancements of feedstock flexibility; and implementation of next-generation low-carbon, lower-cost technologies, while accelerating its shift to higher-margin products and unlocking additional value through productivity improvements.

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Industrial Intermediates & Infrastructure: additional capacity for high-margin polyurethane systems, downstream alkoxylates, specialty amines and isocyanates to deliver solutions for next-generation infrastructure, capturing demand growth in pharmaceuticals, cleaning, sustainable textiles and applications requiring carbon reduction, while continuing to shift its product mix toward higher-margin applications.

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Performance Materials & Coatings: capacity expansions in silicone polymers, adhesives and sealants as well as coatings binders and acrylates to accelerate growth of downstream business, leveraging global scale and broad innovation portfolio to deliver differentiated solutions and sustainable materials in key end-markets including infrastructure, electronics, mobility, home and personal care and coatings.

These projects advance Dow’s leadership positions across packaging, infrastructure, consumer and mobility end-markets – all growing above GDP and supported by emerging global needs for more sustainable materials. These investments will utilize best-in-class operations to lower carbon emissions through enhanced conversion processes, waste reduction and renewable energy, among others.

Dow also announced today plans to construct the world’s first net-zero carbon emissions ethylene facility and convert the assets at its Fort Saskatchewan site in Alberta, Canada, to create the first net-zero carbon emissions complex with respect to scope 1 and 2 carbon dioxide emissions. These investments will decarbonize approximately 20 percent of Dow’s global ethylene capacity while growing its polyethylene supply by about 15 percent.

These investments support Dow’s commitment to reduce its net annual carbon emissions by an additional 15 percent, reducing net annual carbon emissions by approximately 30 percent by 2030 (since 2005). On its path to zero-carbon emissions, the Company is ready today to scale near-term technology related investments including circular hydrogen and carbon capture and storage and is also exploring investment in modular nuclear. Longer-term investments include electric cracking, ethane dehydrogenation and advanced batteries.

Dow also announced broader carbon reduction actions today, including additional renewable energy agreements in the Americas and Europe. Earlier this year the Company announced a multi-generational plan at its site in Terneuzen, the Netherlands, to invest in clean hydrogen, carbon capture, and e-cracking capabilities.

The Company expects to allocate approximately $1 billion of capex annually – or approximately 1/3 of its D&A levels – to decarbonize its global asset base in a phased, site-by-site approach.

The timing of Dow’s investments aligned to its 2050 carbon neutrality commitment will be driven by affordability, macroeconomic and regulatory drivers. Public policy will also be a key consideration in investment decisions and has the ability to help accelerate Dow’s and the industry’s transition to zero-carbon emissions.

Dow’s Investor Day event takes place today, October 6, beginning at 10 a.m. ET. To join the live webcast, visit the event page on dow.com. A replay and transcript will also be available within 48 hours following the event.

®TM Trademark of The Dow Chemical Company (“Dow”) or an affiliated company of Dow

About Dow

Dow (NYSE: DOW) combines global breadth, asset integration and scale, focused innovation and leading business positions to achieve profitable growth. The Company’s ambition is to become the most innovative, customer centric, inclusive and sustainable materials science company, with a purpose to deliver a sustainable future for the world through our materials science expertise and collaboration with our partners. Dow’s portfolio of plastics, industrial intermediates, coatings and silicones businesses delivers a broad range of differentiated science-based products and solutions for its customers in high-growth market segments, such as packaging, infrastructure, mobility and consumer care. Dow operates 106 manufacturing sites in 31 countries and employs approximately 35,700 people. Dow delivered sales of approximately $39 billion in 2020. References to Dow or the Company mean Dow Inc. and its subsidiaries. For more information, please visit www.dow.com or follow @DowNewsroom on Twitter.

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For further information, please contact:

Kyle Bandlow

+1.989.638.2417

kbandlow@dow.com

Cautionary Statement about Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements often address expected future business and financial performance, financial condition, and other matters, and often contain words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “opportunity,” “outlook,” “plan,” “project,” “seek,” “should,” “strategy,” “target,” “will,” “will be,” “will continue,” “will likely result,” “would” and similar expressions, and variations or negatives of these words or phrases.

Forward-looking statements are based on current assumptions and expectations of future events that are subject to risks, uncertainties and other factors that are beyond Dow’s control, which may cause actual results to differ materially from those projected, anticipated or implied in the forward-looking statements and speak only as of the date the statements were made. These factors include, but are not limited to: sales of Dow’s products; Dow’s expenses, future revenues and profitability; the continuing global and regional economic impacts of the coronavirus disease 2019 (“COVID-19”) pandemic and other public health-related risks and events on Dow’s business; capital requirements and need for and availability of financing; unexpected barriers in the development of technology, including with respect to Dow’s contemplated capital and operating projects; Dow’s ability to realize its commitment to carbon neutrality on the contemplated timeframe; size of the markets for Dow’s products and services and ability to compete in such markets; failure to develop and market new products and optimally manage product life cycles; the rate and degree of market acceptance of Dow’s products; significant litigation and environmental matters and related contingencies and unexpected expenses; the success of competing technologies that are or may become available; the ability to protect Dow’s intellectual property in the United States and abroad; developments related to contemplated restructuring activities and proposed divestitures or acquisitions such as workforce reduction, manufacturing facility and/or asset closure and related exit and disposal activities, and the benefits and costs associated with each of the foregoing; fluctuations in energy and raw material prices; management of process safety and product stewardship; changes in relationships with Dow’s significant customers and suppliers; changes in consumer preferences and demand; changes in laws and regulations, political conditions or industry development; global economic and capital markets conditions, such as inflation, market uncertainty, interest and currency exchange rates, and equity and commodity prices; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war; weather events and natural disasters; and disruptions in Dow’s information technology networks and systems.

Risks related to Dow’s separation from DowDuPont Inc. include, but are not limited to: (i) Dow’s inability to achieve some or all of the benefits that it expects to receive from the separation from DowDuPont Inc.; (ii) certain tax risks associated with the separation; (iii) the failure of Dow’s pro forma financial information to be a reliable indicator of Dow’s future results; (iv) non-compete restrictions under the separation agreement; (v) receipt of less favorable terms in the commercial agreements Dow entered into with DuPont de Nemours, Inc. (“DuPont”) and Corteva, Inc. (“Corteva”), including restrictions under intellectual property cross-license agreements, than Dow would have received from an unaffiliated third party; and (vi) Dow’s obligation to indemnify DuPont and/or Corteva for certain liabilities.

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Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. A detailed discussion of principal risks and uncertainties which may cause actual results and events to differ materially from such forward-looking statements is included in the section titled “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. These are not the only risks and uncertainties that Dow faces. There may be other risks and uncertainties that Dow is unable to identify at this time or that Dow does not currently expect to have a material impact on its business. If any of those risks or uncertainties develops into an actual event, it could have a material adverse effect on Dow’s business. Dow assumes no obligation to update or revise publicly any forward-looking statements whether because of new information, future events, or otherwise, except as required by securities and other applicable laws.

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®TM Trademark of The Dow Chemical Company (“Dow”) or an affiliated company of Dow